Benchmark Electronics Third Quarter 2024 Financial Results October 30, 2024

Forward-Looking 2024 Statements This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are identified as any statement that does not relate strictly to historical or current facts and may include words such as “anticipate,” “believe,” “intend,” “plan,” “project,” “forecast,” “strategy,” “position,” “continue,” “estimate,” “expect,” “may,” “will,” “could,” “predict,” and similar expressions of the negative or other variations thereof. In particular, statements, express or implied, concerning the Company’s outlook and guidance for fourth quarter and fiscal year 2024 results, future operating results or margins, the ability to generate sales and income or cash flow, expected revenue mix, the Company’s business strategy and strategic initiatives, the Company’s repurchases of shares of its common stock, the Company’s expectations regarding restructuring charges, stock-based compensation expense, amortization of intangibles, award of any tax incentives and capital expenditures, and the Company’s intentions concerning the payment of dividends, among others, are forward-looking statements. Although the Company believes these statements are based on and derived from reasonable assumptions, they involve risks, uncertainties and assumptions that are beyond the Company’s ability to control or predict, relating to operations, markets and the business environment generally, including those discussed under Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2023, and in any of the Company’s subsequent reports filed with the Securities and Exchange Commission. Events relating to the possibility of customer demand fluctuations, supply chain constraints, continuing inflationary pressures, the effects of foreign currency fluctuations and high interest rates, geopolitical uncertainties including continuing hostilities and tensions, trade restrictions and sanctions, or the ability to utilize the Company’s manufacturing facilities at sufficient levels to cover its fixed operating costs, may have resulting impacts on the Company’s business, financial condition, results of operations, and the Company’s ability (or inability) to execute on its plans. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes, including the future results of the Company’s operations, may vary materially from those indicated. Undue reliance should not be placed on any forward-looking statements. Forward-looking statements are not guarantees of performance. All forward-looking statements included in this document are based upon information available to the Company as of the date of this document, and the Company assumes no obligation to update. Non-GAAP Financial Information Management discloses certain non‐GAAP information to provide investors with additional information to analyze the Company’s performance and underlying trends. These non-GAAP financial measures exclude restructuring charges, stock-based compensation expense, amortization of intangible assets acquired in business combinations, certain legal and other settlement losses (gains), customer insolvency losses (recoveries), asset impairments, other significant non-recurring costs and the related tax impacts of all of the above. A detailed reconciliation between GAAP results and results excluding certain items (“non-GAAP”) is included in the following tables attached to this document. In situations where a non-GAAP reconciliation has not been provided, the Company was unable to provide such a reconciliation without unreasonable effort due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. Management uses non‐GAAP measures that exclude certain items in order to better assess operating performance and help investors compare results with our previous guidance. This document also references “free cash flow”, a non-GAAP measure, which the Company defines as cash flow from operations less additions to property, plant and equipment and purchased software. The Company’s non‐GAAP information is not necessarily comparable to the non‐GAAP information used by other companies. Non‐GAAP information should not be viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as a measure of the Company’s profitability or liquidity. Readers should consider the types of events and transactions for which adjustments have been made.

Third Quarter 2024 Results Revenue of $658M was above the mid-point of guidance - Double-digit growth in Semi-Cap year-over-year - Offset by anticipated softness in Medical and AC&C GAAP EPS of $0.42 and non-GAAP* EPS of $0.57 GAAP and non-GAAP gross margin of 10.1% and 10.2%, respectively, each up 50 bps year-over-year GAAP operating margin of 4.3% with non-GAAP of 5.3% Generated positive Free Cash Flow of $29 million, totaling $245M over the last 4 quarters Stock repurchases of $5.1 million * See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results

Third Quarter 2024 Revenue by Market Sector Q3-24 Sept 30, 2024 Revenue by Mix and Market Sector June 30, 2024 Sept 30, 2023 For the Three Months Ended (Dollars in Millions) Sector   Mix % Revenue   Mix % Revenue Q/Q   Mix % Revenue Y/Y Semi-Cap   28% $188   26% $172 9%   23% $165 13% Complex Industrials   23% $151   21% $142 7%   21% $154 (2%) Medical   16% $107   17% $111 (4%)   21% $149 (28%) A&D   16% $102   16% $109 (6%)   14% $100 2% AC&C   17% $110   20% $132 (16%)   21% $152 (27%) Total Revenue 100% $658 100% $666 (1%) 100% $720 (9%)

Third Quarter 2024 Financial Summary (Dollars in Millions, except EPS) Sept 30, 2024 June 30, 2024 Q/Q Sept 30, 2023 Y/Y Net Sales $658 $666 (1%) $720 (9%) GAAP Gross Margin 10.1% 10.2% (10) bps 9.6% 50 bps GAAP SG&A $36.6 $38.0 (4%) $35.5 3% GAAP Operating Margin 4.3% 4.1% 20 bps 4.2% 10 bps GAAP Diluted EPS $0.42 $0.43 (2%) $0.57 (26%) GAAP ROIC 7.7% 7.7% 0 bps 7.1% 60 bps Non-GAAP Gross Margin 10.2% 10.2% 0 bps 9.7% 50 bps Non-GAAP SG&A $32.3 $33.8 (4%) $32.3 0% Non-GAAP Operating Margin 5.3% 5.1% 20 bps 5.2% 10 bps Non-GAAP Diluted EPS $0.57 $0.57 0% $0.65 (12%) Non-GAAP ROIC 9.9% 9.9% 0 bps 9.4% 50 bps See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results GAAP ROIC = (GAAP TTM income from operations – GAAP Tax Impact) / (Average Invested Capital for last 5 quarters) Non-GAAP ROIC = (non-GAAP TTM income from operations + Stock-based compensation – non-GAAP Tax Impact) ÷ [Average Invested Capital for last 5 quarters]

Trended Non-GAAP* Results (Dollars in Millions, except EPS) * See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results

Cash Conversion Cycle Update

Liquidity Update (1) Free Cash Flow (FCF) is defined as net cash provided by (used in) operations less capex Debt Structure (In Millions) Sept 30, 2024 Senior Secured Term Loan $125 Revolving Credit Facility Drawn Amount $155 Borrowing Capacity Available under Revolver $391 * Leverage ratio is Net Debt / LTM Adjusted EBITDA, as defined in the credit facility, is a non-GAAP measure Continued inventory reductions supporting free cash flow Further reduced revolving debt balance Strong balance sheet and leverage ratio For the Three Months Ended (In Millions) Sept 30, 2024 June 30, 2024 Sept 30, 2023 Cash Flows from Operations $39 $56 $38 FCF (1) $29 $47 $18 Cash $324 $310 $261

Capital Allocation Update Dividends Quarterly dividend of $0.165 per share totaling $6.0 million paid in July 2024 Increased quarterly dividend to $0.17 per share Paid to shareholders as of September 30, 2024 on October 11, 2024 Share Repurchases Repurchased $5.1 million in stock during the quarter at an average price of $40.27 Remaining authorization of $149.5 million as of September 30, 2024 Expect to continue share repurchases opportunistically Reduced revolving debt balance by $10 million sequentially Net cash positive at $46 million as of the end of the quarter Revolver reduction remains a focus item Debt Management

Fourth Quarter 2024 Guidance Q4 2024 Net Sales $640 - $680 million Gross Margin – non-GAAP ~10.2% Operating Margin – non-GAAP 4.9% – 5.1% Other Expenses, Net ~$6.4 million Restructuring Charges $1.0 million Amortization of Intangibles $1.2 million Stock-Based Compensation Expense $3.5 million Effective Tax Rate 22% – 24% Diluted EPS – GAAP $0.40 – $0.46 Diluted EPS – non-GAAP $0.53 – $0.59 Diluted Weighted-Average Shares 36.6 million This guidance takes into consideration all known constraints for the quarter and assumes no further significant interruptions to our supply base, operations or customers.

Business Trends Jeff Benck - CEO

Sector Outlook Q4-24 Q/Q 2024 Y/Y Sector Commentary Semi-Cap Expect >10% growth in 2024 and further new program ramps in 2025 Memory market continues to lead the recovery, logic slower to rebound Grand opening of new Precision Technology site in Penang in 3Q Complex Industrials Expect flat year-over-year in 2H24 with return to full year growth anticipated in 2025 Continued momentum in T&M and Electrification driving new opportunities Strong pipeline of new deals as we invest to address the longer-term market opportunity Medical Seeing continued softness, specifically within medical devices New bookings momentum continues, both from existing and new customers Program ramps in Q4 don’t fully offset year-over-year comparisons A&D Defense sub-sector continues to drive double-digit year-over-year performance Space subsector new business win ramping into 2025 Our customer exposure in commercial aero remains healthy AC&C New HPC program timing impacting compute Significant new communications win in NPI and ramping in 2025 Win with a new customer in the geo-spatial imaging market

Summary Progress Toward Key Objectives Manage demand volatility while continuing to progress toward improved profitability Delivered year-on-year non-GAAP Operating Margin expansion for 16th consecutive quarter Continue to work down inventory - Reduced inventory by ~$18M sequentially and $143M year-over-year - Now expect 2024 Free Cash Flow of greater than $130M Return capital to investors Maintained our recurring dividend, recently increased to $0.17 per share Resumed share repurchase activity in the 3rd quarter

Appendix

(Dollars in Thousands, Except Per Share Data) – (UNAUDITED) APPENDIX 1 - Reconciliation of GAAP to non-GAAP Financial Results